Exhibit 99.1

DocGo Announces Share Buyback Program

NEW YORK, NY, January 31, 2024 – DocGo Inc. (Nasdaq: DCGO) (“DocGo” or the “Company”), a leading provider of technology-enabled mobile health services, announced today that its Board of Directors has approved a new share repurchase program pursuant to which DocGo may purchase up to $36 million of its common stock during a 6-month period ending July 30, 2024. DocGo’s prior share repurchase authorization expired on November 24, 2023. The approved amount represents approximately 10% of DocGo’s outstanding shares based on DocGo’s share price at the time of authorization, although the actual number of shares to be purchased will be based on a variety of factors including market conditions and the actual share price on the purchase dates.

“We are proud of DocGo’s continued strong performance, and confident in our future potential,” said Lee Bienstock, CEO of DocGo. “We believe the recent decline in our share price is not reflective of the value of our Company or our stock, and that a stock repurchase is a value-enhancing deployment of capital. DocGo has consistently delivered on our commitments, is confident in our cash position and cash collections, and possesses strong business fundamentals.”

Under the terms of the repurchase program, DocGo may purchase shares of its common stock on a discretionary basis from time to time through open market repurchases or privately negotiated transactions or through other means, including by entering into Rule 10b5-1 trading plans or accelerated share repurchase programs, in each case, during an “open window” and when DocGo does not possess material non-public information.

“We look forward to initiating this buyback, and we expect to commence purchases depending on prevailing market conditions following the end of our current blackout period, which is set to expire in early March,” said Norm Rosenberg, CFO of DocGo. “We will be aggressive in continuing to monitor and evaluate all of our opportunities – including the company’s share buyback program – with a focus on providing long-term value to shareholders.”

The timing and actual number of shares repurchased under the repurchase program will depend on a variety of factors, including stock price, trading volume, market conditions, corporate and regulatory requirements and other general business considerations. The repurchase program may be modified, suspended, or discontinued at any time without prior notice.

Repurchases under this program may be funded from DocGo’s existing cash and cash equivalents, future cash flow or proceeds of borrowings or debt offerings.

About DocGo

DocGo is leading the proactive healthcare revolution with an innovative care delivery platform that includes mobile health services, remote patient monitoring and ambulance services. DocGo disrupts the traditional four-wall healthcare system by providing high quality, highly affordable care to patients where and when they need it. DocGo's proprietary technology and dedicated field staff of certified health professionals elevate the quality of patient care and drive business efficiencies for facilities, hospital networks, and health insurance providers. With Mobile Health, DocGo empowers the full promise and potential of telehealth by facilitating healthcare treatment, in tandem with a remote physician, in the comfort of a patient's home or workplace. Together with DocGo's integrated Ambulnz medical transport services, DocGo is bridging the gap between physical and virtual care. For more information, please visit www.docgo.com.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding, among other things, the plans, strategies, outcomes, and prospects, both business and financial, of the Company, including its share repurchase program. These statements are based on the beliefs and assumptions of the Company’s management. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions, outcomes, results or expectations. Accordingly, you should not place undue reliance on such statements. All statements other than statements of historical fact are forward-looking, including, but not limited, to statements regarding the Company’s future actions, business strategies or models, plans, goals, preliminary revenue results for 2023, future events, future revenues, future margins, current and future revenue guidance, future growth or performance, financing needs, business trends, results of operations, objectives and intentions with respect to future operations, services and products, and new and existing contracts or partnerships. In some cases, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “might,” “will,” “should,” “could,” “can,” “would,” “design,” “potential,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or the negative of these terms or similar expressions.

Forward-looking statements are inherently subject to substantial risks, uncertainties and assumptions, many of which are beyond the Company’s control, and which may cause the Company’s actual results or outcomes, or the timing of results or outcomes, to differ materially from those contained in the Company’s forward-looking statements, including, but not limited to the following: the Company’s ability to successfully implement our business strategy, including delivering value to shareholders via buybacks; the Company’s reliance on and ability to maintain its contractual relationships with its healthcare provider partners and clients; the Company’s ability to compete effectively in a highly competitive industry; the Company’s ability to maintain existing contracts; the Company’s reliance on government contracts; the Company’s ability to effectively manage its growth; the Company’s financial performance and future prospects; the Company’s ability to deliver on its business strategies or models, plans and goals; the Company’s ability to expand geographically; the Company’s ability to deliver on its margin normalization initiative; the Company’s ability to maintain and roll out its backlog; the Company’s M&A activity; the Company’s ability to retain its workforce and management personnel and successfully manage leadership transitions; the Company’s ability to collect on customer receivables; the Company’s ability to maintain its cash position; expected impacts of macroeconomic factors, including inflationary pressures, general economic slowdown or a recession, rising interest rates, foreign exchange rate volatility, changes in monetary pressure, financial institution instability or the prospect of a shutdown of the U.S. federal government; expected impacts of geopolitical instability; the Company’s competitive position and opportunities, including its ability to realize the benefits from its operating model; the Company’s ability to improve gross margins; the Company’s ability to implement cost-containment measures; legislative and regulatory actions; the impact of legal proceedings and compliance risk; volatility of the Company’s stock price; the impact on the Company’s business and reputation in the event of information technology system failures, network disruptions, cyber-attacks or losses or unauthorized access to, or release of, confidential information; and the ability of the Company to comply with laws and regulations regarding data privacy and protection and other risk factors included in the Company’s filings with the Securities and Exchange Commission.

Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results or outcomes could differ materially from those described in the forward-looking statements.

The forward-looking statements made in this press release are based on events or circumstances as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as and to the extent required by law. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. The Company’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments.

Contacts

Media:
DocGo
Michael Padovano
5W Public Relations
docgo@5wpr.com
pr@docgo.com

DocGo Investors:
Mike Cole
DocGo
949-444-1341
mike.cole@docgo.com
ir@docgo.com

Steve Halper
LifeSci Advisors
646-876-6455
shalper@lifesciadvisors.com
ir@docgo.com